EXHIBIT 10.2
CONSENT
Dated as of November 20, 2007
     Each of the undersigned, as Guarantor under the Amended and Restated Parent Guaranty dated as of June 16, 2006 (in the case of Leap Wireless International, Inc.) or the Amended and Restated Subsidiary Guaranty dated as of June 16, 2006 (collectively, the “Guaranty”), in each case, in favor of the Administrative Agent and the Lenders party to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and the transactions contemplated by such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the obligations to be secured thereunder.

LEAP WIRELESS INTERNATIONAL, INC.
BACKWIRE.COM, INC.
TELEPHONE ENTERTAINMENT
NETWORK, INC.
CRICKET LICENSEE (REAUCTION), INC.
CRICKET LICENSEE I, INC.
CHASETEL REAL ESTATE HOLDING
COMPANY, INC.
CRICKET ALABAMA PROPERTY
COMPANY
CRICKET ARIZONA PROPERTY COMPANY
CRICKET ARKANSAS PROPERTY
COMPANY
CRICKET CALIFORNIA PROPERTY
COMPANY
CRICKET COLORADO PROPERTY
COMPANY
CRICKET FLORIDA PROPERTY COMPANY
CRICKET GEORGIA PROPERTY
COMPANY, INC.
CRICKET IDAHO PROPERTY COMPANY
CRICKET ILLINOIS PROPERTY COMPANY
CRICKET INDIANA PROPERTY COMPANY
CRICKET KANSAS PROPERTY COMPANY

CRICKET KENTUCKY PROPERTY
COMPANY
CRICKET MICHIGAN PROPERTY
COMPANY
CRICKET MINNESOTA PROPERTY
COMPANY
CRICKET MISSISSIPPI PROPERTY
COMPANY
CRICKET NEBRASKA PROPERTY
COMPANY
CRICKET NEVADA PROPERTY COMPANY
CRICKET NEW MEXICO PROPERTY
COMPANY
CRICKET NEW YORK PROPERTY
COMPANY, INC.
CRICKET NORTH CAROLINA PROPERTY
COMPANY
CRICKET OHIO PROPERTY COMPANY
CRICKET OKLAHOMA PROPERTY
COMPANY
CRICKET OREGON PROPERTY COMPANY
CRICKET PENNSYLVANIA PROPERTY
COMPANY
CRICKET TEXAS PROPERTY COMPANY
CRICKET UTAH PROPERTY COMPANY
CRICKET WASHINGTON PROPERTY
COMPANY
CRICKET WISCONSIN PROPERTY
COMPANY
LEAP PCS MEXICO, INC.

By	/s/ S. Douglas Hutcheson
Name: S. Douglas Hutcheson
Title: Chief Executive Officer and President

ALASKA NATIVE BROADBAND 1, LLC

By:	Cricket Communications, Inc.
Its:	Manager and sole member

By	/s/ S. Douglas Hutcheson
Name: S. Douglas Hutcheson
Title: Chief Executive Officer and President

ALASKA NATIVE BROADBAND 1 LICENSE, LLC

By:	Alaska Native Broadband 1, LLC
Its:	Manager and sole member

By:	Cricket Communications, Inc.
Its:	Manager and sole member

By	/s/ S. Douglas Hutcheson
Name: S. Douglas Hutcheson
Title: Chief Executive Officer and President